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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------


       Date of Report (Date of earliest event reported) DECEMBER 12, 2005

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.



ITEM 7.01 REGULATION FD DISCLOSURE.


The Company will webcast a slide presentation as part of its conference call for the financial community regarding the Company's recent acquisition of
(i)Structure, LLC. today, December 12, 2005 at 4:30 p.m. EST. The slide presentation also contains previously-released guidance for 2006.

A text version of the slide presentation is filed herewith as Exhibit 99.

To access the call, dial 1-800-683-1565 or 1-973-409-9259 at least ten minutes prior to the start of the call. The slide presentation also will be available on the Company's website, http://www.infocrossing.com. An audio replay of the call can be accessed for seven days beginning five minutes after the conclusion of the call by calling 1-973-341-3080. The pass code for the replay is 6783356. A webcast replay of the conference call will be available for thirty days beginning five minutes after the conclusion of the call at http://www.infocrossing.com.

This conference call is being webcast by ViaVid Broadcasting and also can be accessed at ViaVid's website at http://www.viavid.net. The webcast replay also can be accessed for thirty days beginning five minutes after the conclusion of the call at ViaVid's website.

To access the webcast, you will need to have the Windows Media Player on your desktop. For the free download of the Media Player please visit:
http://www.microsoft.com/windows/windowsmedia/en/download/default.asp.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS.

          Exhibit #

             99 Text version of slide presentation accompanying call for financial community.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 12, 2005            INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ ZACH LONSTEIN
                                        ---------------------------
                                        Name: Zach Lonstein
                                        Title:  Chief Executive Officer




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                                  EXHIBIT INDEX

          Exhibit #

             99 Text version of slide presentation accompanying call for financial community.